UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2023
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Bridger Aerospace Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade MT	59714
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (406) 813-0079
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.
On September 12, 2023 (the “Closing”), Bridger Aerospace Group Holdings, Inc. (the “Company”) acquired 100% of the outstanding equity interests of Ignis Technologies, Inc. (the “Transaction”). The aggregate consideration for the Transaction is $12.0 million, payable in unregistered shares of Bridger’s common stock, par value $0.0001 per share (the “Common Stock”), consisting of $3 million payable at Closing and $9 million of contingent earn-out consideration. At the Closing, 426,531 restricted shares of Common Stock were issued to the Ignis shareholders (with the price per share determined based upon a volume-weighted average per-share price (VWAP) of the Common Stock for the 30 consecutive trading days ended September 11, 2023). The remaining $9 million of Common Stock consideration is contingent upon the achievement of certain operational milestones and, assuming achievement of such milestones, will be issued to the Ignis shareholders in 2024, 2025 and 2026, with the price per share determined based upon a trailing 120-day VWAP of the Common Stock at the time of each issuance. All of the shares of Common Stock to be issued in the Transaction will be subject to transfer restrictions for a 12-month period after each issuance, with 1/12th of the total shares of Common Stock vesting each month over the one-year period after each issuance.

None of the shares of Common Stock issued or issuable in connection with the Transaction was or will be registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time of sale in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Recipients of shares of Common Stock in connection with the Transaction will have customary resale registration rights with respect to such shares of Common Stock pursuant to the terms and conditions of the Transaction.

Item 8.01	Other Events.
On September 14, 2023, Bridger Aerospace Group Holdings, Inc. issued a press release titled “Bridger Aerospace Acquires Ignis Technologies to Expand Wildland Fire Software Offerings” announcing the completion of the Transaction.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Bridger Aerospace Group Holdings, Inc, titled “Bridger Aerospace Acquires Ignis Technologies to Expand Wildland Fire Software Offerings,” dated September 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: September 14, 2023	By:	/s/ James Muchmore
James Muchmore
Chief Legal Officer and Executive Vice President